UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2016 (February 8, 2016)

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QUOTIENT LIMITED
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001‑36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Pentlands Science Park Bush Loan, Penicuik, Midlothian EH26 OPZ, United Kingdom		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 011-44-0131-445-6159

n/a
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

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Item 2.02. Results of Operations and Financial Condition.

On February 8, 2016, Quotient Limited issued an earnings release announcing its financial results for the quarter ended December 31, 2015.  A copy of the earnings release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1Earnings Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED
By:	/s/ Paul Cowan
Name: Paul Cowan
Title: Chief Executive Officer

Date: February 8, 2016